SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): August 25, 2000





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-91561                     41-1955181

(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
     of Incorporation)            File Number)
Identification No.)




           8400 Normandale Lake Blvd., Suite 600 Minneapolis, MN 55437
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (952) 832-7000

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

Filing of Computational Materials

        In connection with the proposed offering of the GMACM Home Loan-Backed Term Notes, Series 2000-HLTV2 (the "Term Notes"), Bear, Stearns & Co. Inc., as representative of the underwriters (the "Representative"), has prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Representative with certain information regarding the characteristics of the home loans (the "Home Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

        For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Term Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Home Loans; the proposed structure;
decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 hereto are filed.

Item 7.  Financial Statements and Exhibits

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1   Computational Materials.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                              PRODUCTS, INC.



                                            By:     /s/ Patricia C. Taylor
                                                   Patricia C. Taylor
                                                   Vice President



Dated:  August 28, 2000

                                  Exhibit Index


Exhibit                                                        Page

99.1           Computational Materials                           6

  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                           BEAR STEARNS

              GMACM Home Loan-Backed Term Notes, Series 2000-HLTV2



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


[GRAPHIC OMITTED]                                    BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                           New York, N.Y. 10167
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294 fax

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
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     STATEMENT REGARDING  ASSUMPTIONS AS TO SECURITIES,  PRICING ESTIMATES,  AND
OTHER INFORMATION The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed.
Please  read  and  understand  this  entire   statement   before  utilizing  the
Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.
The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate
assumptions   (parallel  and   nonparallel   changes  for   different   maturity
instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.
The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.
General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of
the  underlying  data  or  computations  based  thereon.   Bear  Stearns  and/or
individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

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              GMACM Home Loan-Backed Term Notes, Series 2000-HLTV2
--------------------------------------------------------------------------------



                           $275,000,000 (Approximate)

Issuer:                             GMACM Home Loan Trust 2000-HLTV2

Seller and Servicer:                GMAC Mortgage  Corporation,  a  Pennsylvania  corporation, will be the seller and  servicer  of the Home  Loans.  The
                                    Servicer  will be  obligated  to  service  the Home  Loans pursuant  to the  servicing  agreement  to be  dated as of
                                    August [1], 2000,  among the Servicer,  the Issuer and the
                                    Indenture Trustee

Depositor:                          Residential Asset Mortgage Products, Inc.
Note Insurer:                       [Ambac Assurance Corporation] (the "Note Insurer")
Lead Underwriter:                   Bear, Stearns & Co. Inc.
Co-Underwriter:                     First Union Securities
Indenture Trustee:                  The Bank of New York (the "Indenture Trustee")
Owner Trustee:                      Wilmington Trust Company
Cut-off Date:                       August 1, 2000
Closing Date:                       August [29], 2000
The                                 Notes:   Approximately   $275,000,000   Home
                                    Loan-Backed Term Notes,  Series  2000-HLTV2,
                                    are being offered (the  "Notes").  The Notes
                                    will be issued  pursuant to an  indenture to
                                    be dated as of August [1], 2000, between the
                                    Issuer and the Indenture Trustee.

Characteristics of the Notes(a), (b), (c), (d)

 ------------------- ------------- ------- -------- ---------- --------- ---------- --------------
                         Original          Avg      Principal  Principal Final
 Offered                Principal             Life   Lockout    Window     Sch.        Ratings
 Securities             Balance**  Coupon  to Call  (months)   (months)  Maturity   (Moody's/S&P)
                                           (years)                         Date
 ------------------- ------------- ------- -------- ---------- --------- ---------- --------------
 Class A-I-1  Notes   $55,140,000   (e)      1.000     None        23      3/18/11     Aaa / AAA
 ------------------- ------------- ------- -------- ---------- --------- ---------- --------------
 Class A-I-2  Notes  $172,718,000            6.413      22        126     11/18/25     Aaa / AAA
  ------------------- ------------- ------- -------- ---------- --------- ---------- --------------
 Class       A-II-1   $11,543,000   (e)      1.000     None        23      3/18/12     Aaa / AAA
 Notes
 ------------------- ------------- ------- -------- ---------- --------- ---------- --------------
 Class       A-II-2   $35,599,000            6.486      22        126     11/18/25     Aaa / AAA
 Notes
 ------------------- ------------- ------- -------- ---------- --------- ---------- --------------

         ** Balances subject to a 5% variance.
Note:

(a) 100% Prepayment Assumption ("PPC"): 2.00% CPR in month 1, plus an additional 0.9286% per annum in each month thereafter until month 15. On and after month 15, 15.00% CPR;

(b)  Transaction priced to 10% clean-up call;

(c)     100% P&I guaranty by [Ambac].

(d) The coupon applicable to the Class A-I-2 and A-II-2 Notes will increase by 0.50% per annum if the 10% clean-up call is not exercised;

(e) The lesser of (i) One-Month LIBOR plus the applicable margin and (ii) [10.00%] per annum, based on an actual/360 day count.



Offering: The Notes will be issued publicly from the Depositor's shelf registration.

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  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
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

Form of Registration:               Book-entry form, same day funds through DTC, Euroclear.

Assets of the Trust:                The  assets of the  Trust  will be  divided  into two loan groups.  The first loan group  will  primarily  consist of a pool of closed-end,  fixed-rate  home equity loans which conform to  Freddie  Mac  maximum  original  loan  amounts
                                    (the "Group I Home  Loans")  expected to have an aggregate outstanding  principal  balance of  $173,034,335.08  as of the cut-off  date.  The second  loan group will  primarily consist of a pool of  closed-end,  fixed-rate  home equity
                                    loans   which  do  not  conform  to  Freddie  Mac  maximum
                                    original   loan   amounts  (the  "Group  II  Home  Loans")
                                    expected  to  have  an  aggregate   outstanding  principal
                                    balance  of   $35,798,998.23   as  of  the  cut-off  date.
                                    Substantially  all of the Group I Home  Loans and Group II
                                    Home Loans  (together,  the "Home  Loans")  are secured by
                                    second  or  more   junior   mortgages   with  a   combined
                                    loan-to-value ratio in excess of 100%.

                                    In addition to the home loans conveyed to the trust on the closing date, the property of the trust will include cash on deposit in certain accounts, including the pre-funding account and other collections on the home loans.

Pre-funding Feature:                On  the   Closing   Date,   an  amount,   (the   "Original
                                    Pre-funded  Amount")  equal to the excess,  if any, of (i)
                                    the aggregate  Term Note  principal  balance over (ii) the
                                    Home Loan  principal  balance as of the Cut-off  Date will be  deposited  from the  proceeds of the sale of the Notes with the  Indenture  Trustee in a segregated  account (the
                                    "Pre-funding  Account")  and used by the Trust to purchase the subsequent  Home Loans during the  Pre-funding  Period as defined in the Prospectus Supplement.
Prepayment Pricing
Speed Assumption:                   A  constant  prepayment  of  2.00%  per  year of the  then outstanding  principal  balance  of the loans in the first month  of  the  life  of  the  loans  plus  an  additional
                                    0.9286%  per  year  in  each  month  thereafter  until  it reaches  15.00% on the fifteenth  month.  Beginning in the fifteenth  month and  thereafter  during  the life of such loans, a constant prepayment rate of 15.00% per year.

Payment Date:                       The  18th  day of  each  month  (or  the  next  succeeding business day), commencing September 18, 2000.

Payment Delay:                      With  respect  to the Class  A-I-1 and Class  A-II-1  Term
                                    Notes,  0  days.  With  respect  to the  Class  A-I-2  and
                                    Class A-II-2 Term Notes, 17 days.

                                        3


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  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
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Note Rate:                          The Class  A-I-1  Note Rate will be equal to the lesser of
                                    (a)  1-month  LIBOR  + [ ]% per  annum  and  (b)  [10.00]%
                                    per annum, payable monthly.

                                    The Class A-II-1 Note Rate will be equal to the lesser of (a) 1-month LIBOR + [ ]% per annum and (b) [10.00]% per annum, payable monthly.

                                    Interest will accrue on the Class A-I-1 and Class A-II-1 Term Notes from and including the preceding Payment Date (or from the Closing Date in the case of the first
                                    Payment Date) to and including the day prior to the then current Payment Date at their respective Note Rates based on the actual number of days elapsed during the Accrual
                                    Period and an assumed year of 360 days.

                                    Interest will accrue on the Class A-I-2 and Class A-II-2 Term Notes at a fixed rate during the month prior to the month of the related Payment Date (or from the Cut-off
                                    Date to the end of such month in the case of the first Payment Date) based on an assumed year of 360 days, consisting of 12 30-day months.

Principal Payments on the Notes:    Principal  payments will be  distributed  concurrently  to
                                    (a) the  Class  A-I  Notes  in the  aggregate  and (b) the
                                    Class A-II Notes,  in each case  allocated  in  proportion to the  percentage  of the Principal  Collections  derived from the related loan group for that payment  date,  until
                                    the  note   balances   of  the  Class  A-I  Notes  in  the
                                    aggregate  or  Class  A-II  Notes  have  been  reduced  to zero.  From then on,  these  amounts  will be  distributed to the  remaining  class or classes of Class A Notes until their  note  balances  have  been  reduced  to zero.  With respect  to the Class A-I Term  Notes,  all  distributions will be allocated  sequentially,  beginning with the Class
                                    A-I-1  Term  Notes,   until  the   outstanding   principal
                                    balance  of the Class  A-I-1  Term  Notes is paid in full, and then to the Class  A-I-2 Term Notes.  With  respect to the  Class  A-II Term  Notes,  all  distributions  will be allocated  sequentially,  beginning  with the Class A-II-1
                                    Term Notes,  until the  outstanding  principal  balance of the Class  A-II-1 Term Notes is paid in full,  and then to the Class A-II-2 Term Notes.

                                        4


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  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
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                                    Principal  Payments  on the  notes  made  in
                                    accordance with the preceding  paragraph may
                                    result in excess interest  collections  from
                                    one  loan  group  being   applied  to  cover
                                    principal        loses       and       build
                                    overcollateralization   in  the  other  loan
                                    group.

Priority of Payments:               With  respect  to the Class  A-I-1 and  Class  A-I-2  Term
                                    Notes,  payments will be based  primarily on principal and interest  collections  on the  Group  I Home  Loans.  With respect to the Class  A-II-1 and Class  A-II-2 Term Notes,
                                    payments   will  be  based   primarily  on  principal  and
                                    interest collections on the Group II Home Loans.

                                    On each Payment Date, principal and interest collections, minus the servicing fees and the fees and expenses of the trust, will be allocated from the payment account in the following order of priority:

(1)     To pay accrued and unpaid interest on the Notes;

(2)  To  pay  principal  in  an  amount  equal  to  the   principal   collection
     distribution amount for such Payment Date on the Notes;

(3) To pay as principal on the Notes, an amount equal to the liquidation loss amounts, if any, on such Payment Date plus any such liquidation loss amounts remaining undistributed from any preceding Payment Date;

(4) To pay the Note Insurer the accrued and unpaid premium for the Policy, and any payments in connection with the limited reimbursement agreement;

(5) To reimburse the Note Insurer for any prior draws on the Policy; (6) To pay as additional principal on the Notes, an amount necessary to bring the amount of overcollateralization up to the required overcollateralization amount;

(7) To pay the Note Insurer any other amounts owed pursuant to the Insurance Agreement

(8) To pay the indenture trustee any unpaid expenses and other reimbursable amounts owed to the indenture trustee; and

(9)  Any remaining amounts to the holders of the Certificates.

Servicing Fee: The primary compensation to be paid to the Servicer in respect of its servicing activities will be 0.50% per annum, payable monthly.


                                        5

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  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
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

Advancing:                          There is no required  advancing  of  delinquent  principal or  interest  by the  Servicer,  the  Trustees,  the  Note
                                    Insurer or any other entity.

Credit Enhancement:                 Credit  enhancement  with  respect  to the  Notes  will be provided by (1) excess spread,  (2)  overcollateralization and (3) the Note Insurance Policy.

                                    Excess  Spread.  The  weighted  average Home
                                    Loan Rate is generally expected to be higher than the sum of (a) the servicing fee, (b) the weighted average Note Rate and (c) the
                                    Note Insurer premium. On each Payment Date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization on such Payment Date.

                                    Overcollateralization: Excess spread will be
                                    applied,  to the extent  available,  to make
                                    accelerated  payments  of  principal  to the
                                    securities then entitled to receive payments
                                    of principal;  such  application  will cause
                                    the aggregate principal balance of the Notes
                                    to  amortize  more  rapidly  than  the  Home
                                    Loans,  resulting in  overcollateralization.
                                    Excess  spread  will be used to pay down the
                                    Notes such that, prior to the Stepdown Date,
                                    the "Required  Overcollateralization Amount"
                                    will be equal to  approximately  [3.00]%  of
                                    the original Pool  Balance.  On or after the
                                    Stepdown       Date,      the      "Required
                                    Overcollateralization  Amount" will be equal
                                    to   the   lesser   of  (a)   the   Required
                                    Overcollateralization   Amount   as  of  the
                                    initial  payment date and (b) [6.00]% of the
                                    current  Pool  Balance,  but not lower  than
                                    [0.50]% of the  original  Pool  Balance plus
                                    any  amounts on  deposit  in the  prefunding
                                    account as of the closing date.

                                    Note   Insurance    Policy:    The   Note   Insurer   will
                                    unconditionally  and  irrevocably  guarantee:  (a)  timely payment  of  interest,  (b) the  amount of any  losses not covered  by excess  spread or  overcollateralization,  and
                                    (c) the  payment  of  principal  due on the  Notes  on the
                                    final   payment  date.   The   Insurance   Policy  is  not
                                    cancelable for any reason.

Stepdown Date:                      The  Stepdown  Date is the  Payment  Date  (subject to the satisfaction  of certain loss  criteria)  occurring on the later of:

                                        6


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  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
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(1)  the Payment Date in September 2003 (i.e. on the 37th Payment Date); and

(2) the first Payment Date on which the current Pool Balance has been reduced to an amount equal to 50% of the original Pool Balance plus any amounts on deposit in the prefunding account as of the closing date.

Optional Redemption:                The  Servicer   may,  at  its  option,   effect  an  early
                                    redemption  of the  Notes on or  after  any  Payment  Date when the current Pool  Balance  declines to 10% or less of the sum of (x)  the  original  Pool  Balance  of the  Home
                                    Loans  as of the  cut-off  date  and  (y)  the  amount  on deposit in the  prefunding  account as of the closing date
                                    (the "Step-up Date").

Tax Status:                         For  federal  income  tax  purposes,  the  Notes  will  be characterized as indebtedness of the Issuer.

ERISA Eligibility: The Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA                               Treatment:  The  Notes  will not  constitute
                                    "mortgage related securities" for purposes of SMMEA.


                                                        7

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  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
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THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                 COLLATERAL SUMMARY - GROUP I HOME LOANS

                                            Home Loan Collateral

        Cut-Off Date                        8/1/00

        Total Outstanding Balance:          $173,034,335.08

        Number of Loans:                    4,243

        Average Remaining Balance:          $40,781.13  (range: $9,987.75 -
                                            $149,920.97)

        WA Home Loan Rate:                  14.953%  (range: 8.950% - 17.990%)

        Original Weighted Average Term:     252 months

        Remaining Weighted Average Term:    250 months

        Lien Position:                      0.27% first, 99.73% second.

        WA CLTV Ratio:                      112.94% (range: 10.58% - 125.00%)

        WA FICO Score:                      687

        WA DTI Ratio:                       39.71% (5.77% - 55.36%)

        WA Junior Ratio:                    31.37% (6.52% - 93.28%)

        WA Disposable Income:               $3,563.99

        Documentation:                      100.00% full documentation

        Property Type:                      91.50% single family,
                                            7.73% condo,
                                            0.77% PUD.

        Owner Occupancy:                    100.00% owner occupied

        Geographic Distribution:            CA (22.03%), FL (6.33%).
        (all states >= 5.00%)

        Delinquency Status                  100.00% current

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  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


Initial Group I Home Loan Characteristics


Set forth below is a description of certain characteristics of the Initial Group I Home Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Group I Home Loans are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).




                                  Property Type

                                                                   Aggregate       Percentage of
------------------------------------  ------------------              Unpaid             Cut-Off
                                               Number of           Principal      Date Aggregate
                                         Initial Group I             Balance   Principal Balance
Property Type                                 Home Loans

Single Family                                      3,860     $158,322,582.65              91.50%
Condo                                                348       13,372,494.57                7.73
PUD                                                   35        1,339,257.86                0.77
                                                      --        ------------                ----
                               Total               4,243     $173,034,335.08             100.00%






                         Outstanding Principal Balances

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                                Number of           Principal      Date Aggregate
                                          Initial Group I             Balance   Principal Balance
   Range of Principal Balances ($)             Home Loans
          $0.00   to    $25,000.00                    937      $18,938,085.73              10.94%
     $25,000.01   to    $50,000.00                  2,284       84,540,508.10               48.86
     $50,000.01   to    $75,000.00                    746       45,135,353.96               26.08
     $75,000.01   to    $100,000.00                   236       19,851,104.69               11.47
    $100,000.01   to    $125,000.00                    36        4,012,669.30                2.32
    $125,000.01   to    $150,000.00                     4          556,613.30                0.32
                                                        -          ----------                ----
                                Total               4,243     $173,034,335.08             100.00%


The average Principal Balance of the Initial Group I Home Loans as of the Cut-Off Date is approximately $40,781.13.

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  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                Original Balances

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                                Number of           Principal      Date Aggregate
                                          Initial Group I             Balance   Principal Balance
   Range of Original Balances ($)              Home Loans

          $0.00   to    $25,000.00                    936      $18,913,102.62              10.93%
     $25,000.01   to    $50,000.00                  2,283       84,466,127.32               48.81
     $50,000.01   to    $75,000.00                    748       45,234,717.85               26.14
     $75,000.01   to    $100,000.00                   236       19,851,104.69               11.47
    $100,000.01   to    $125,000.00                    36        4,012,669.30                2.32
    $125,000.01   to    $150,000.00                     4          556,613.30                0.32
                                                        -          ----------                ----
                                Total               4,243     $173,034,335.08             100.00%

The average  Original Balance of the Initial Group I Home Loans is approximately
$40,851.26.




                          Combined Loan-to-Value Ratios

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                                Number of           Principal      Date Aggregate
       Range of Combined                  Initial Group I             Balance   Principal Balance
   Loan-to-Value Ratios (%)                    Home Loans
      0.00%   to    30.00%                              2          $45,691.32               0.03%
     30.01%   to    40.00%                              5          112,646.95                0.07
     40.01%   to    50.00%                              2           76,789.69                0.04
     50.01%   to    60.00%                              4          267,821.59                0.15
     60.01%   to    70.00%                             17          564,525.16                0.33
     70.01%   to    80.00%                             25          976,538.83                0.56
     80.01%   to    90.00%                             84        2,918,726.07                1.69
     90.01%   to    95.00%                            123        4,454,470.49                2.57
     95.01%   to    100.00%                           216        7,814,200.64                4.52
    100.01%   to    105.00%                           430       14,388,551.69                8.32
    105.01%   to    110.00%                           684       25,248,834.24               14.59
    110.01%   to    115.00%                           772       29,500,711.91               17.05
    115.01%   to    120.00%                           834       35,729,822.86               20.65
    120.01%   to    125.00%                         1,045       50,935,003.64               29.44
                                                    -----       -------------               -----
                                Total               4,243     $173,034,335.08             100.00%



The minimum and maximum Combined Loan-to-Value Ratios of the Initial Group I Home Loans as of the Cut-Off Date are approximately 10.58% and 125.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial Group I Home Loans as of the Cut-Off Date is approximately 112.94%.

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  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                           Geographical Distributions

                                                                      Aggregate       Percentage of
-------------------------------------  -------------------               Unpaid             Cut-Off
                                                 Number of            Principal      Date Aggregate
                                           Initial Group I              Balance   Principal Balance
Location                                        Home Loans

California                                             868       $38,124,951.82              22.03%
Florida                                                277        10,954,284.78                6.33
Ohio                                                   204         7,917,498.48                4.58
Georgia                                                161         6,957,976.97                4.02
New York                                               139         6,439,015.54                3.72
Pennsylvania                                           160         6,346,955.54                3.67
North Carolina                                         156         6,232,733.16                3.60
Virginia                                               152         5,944,605.65                3.44
New Jersey                                             131         5,870,837.51                3.39
Illinois                                               135         5,054,395.57                2.92
Missouri                                               101         3,961,277.24                2.29
Michigan                                               101         3,930,845.87                2.27
Washington                                              87         3,804,965.21                2.20
Alabama                                                 95         3,769,380.37                2.18
Arizona                                                 85         3,690,227.24                2.13
Nevada                                                  93         3,600,205.58                2.08
Other                                                1,298        50,434,178.55               29.15
                                                     -----        -------------               -----
                                Total                4,243      $173,034,335.08             100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.

                               Junior Ratios(1)(2)

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                                Number of           Principal      Date Aggregate
                                          Initial Group I             Balance   Principal Balance
  Range of Junior Ratios (%)                   Home Loans

     5.0001%  to   10.0000%                            46         $785,341.14               0.46%
    10.0001%  to   15.0000%                           349        7,552,918.22                4.38
    15.0001%  to   20.0000%                           697       19,674,098.81               11.40
    20.0001%  to   25.0000%                           865       29,662,553.34               17.19
    25.0001%  to   30.0000%                           739       30,610,699.55               17.74
    30.0001%  to   35.0000%                           585       26,902,334.43               15.59
    35.0001%  to   40.0000%                           371       19,968,813.03               11.57
    40.0001%  to   45.0000%                           256       14,914,197.08                8.64
    45.0001%  to   50.0000%                           162       10,721,657.02                6.21
    50.0001%  to   55.0000%                            73        5,278,825.64                3.06
    55.0001%  to   60.0000%                            40        2,726,532.26                1.58
    60.0001%  to   65.0000%                            23        1,764,325.23                1.02
    65.0001%  to   70.0000%                            12          988,583.58                0.57
    70.0001%  to   75.0000%                             3          275,127.43                0.16
    75.0001%  to   80.0000%                             8          557,815.45                0.32
    80.0001%  to   85.0000%                             2          118,747.06                0.07
    85.0001%  to   90.0000%                             1           37,000.00                0.02
    90.0001%  to   95.0000%                             1           24,967.82                0.01
                                                        -           ---------                ----
                                Total               4,233     $172,564,537.09             100.00%

(1) The Junior Ratio of a Home Loan is the ratio (expressed as a percentage) of the outstanding balance of such Home Loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such Home Loan is underwritten.
(2) The weighted average Junior Ratio of the Initial Group I Home Loans as of the Cut-Off Date is approximately 31.37%.

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS        SUPPLEMENT
--------------------------------------------------------------------------------




                                   Loan Rates

                                                                    Aggregate       Percentage of
--------------------------             ------------------              Unpaid             Cut-Off
                                                Number of           Principal      Date Aggregate
                                          Initial Group I             Balance   Principal Balance
  Range of Loan Rates(%)                       Home Loans

    8.000%  to   8.999%                                 1          $49,955.03               0.03%
    9.000%  to   9.999%                                 5          150,157.79                0.09
   10.000%  to   10.999%                               64        2,584,552.83                1.49
   11.000%  to   11.999%                              107        4,467,339.05                2.58
   12.000%  to   12.999%                              214        8,661,701.57                5.01
   13.000%  to   13.999%                              679       29,234,365.34               16.90
   14.000%  to   14.999%                            1,154       48,424,156.11               27.99
   15.000%  to   15.999%                            1,093       43,478,882.36               25.13
   16.000%  to   16.999%                              914       35,598,787.94               20.57
   17.000%  to   17.999%                               12          384,437.06                0.22
                                                       --          ----------                ----
                                Total               4,243     $173,034,335.08             100.00%

The  weighted  average  Loan Rate of the  Initial  Group I Home  Loans as of the
Cut-Off Date is approximately 14.953%.






                     Months Remaining to Scheduled Maturity

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                                Number of           Principal      Date Aggregate
                                          Initial Group I             Balance   Principal Balance
   Range of Remaining Terms                    Home Loans
          0   to   60                                   1          $14,832.95               0.01%
         61   to   120                                 32        1,149,405.24                0.66
        121   to   180                              1,761       64,522,846.02               37.29
        181   to   240                                158        6,506,451.92                3.76
        241   to   300                              2,291      100,840,798.95               58.28
                                                    -----      --------------               -----
                                Total               4,243     $173,034,335.08             100.00%

The weighted average months remaining to scheduled maturity of the Initial Group I Home Loans as of the Cut-Off Date is approximately 250 months.

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS        SUPPLEMENT
--------------------------------------------------------------------------------



                                  Lien Priority

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                                Number of           Principal      Date Aggregate
                                          Initial Group I             Balance   Principal Balance
Lien Position                                  Home Loans

First                                                  10         $469,797.99               0.27%
Second                                              4,233      172,564,537.09               99.73
                                                    -----      --------------               -----
                                Total               4,243     $173,034,335.08             100.00%




                              Debt-to-Income Ratios

                                                                     Aggregate        Percentage of
  -----------------------------------  -------------------              Unpaid              Cut-Off
                                                 Number of           Principal       Date Aggregate
                                           Initial Group I             Balance    Principal Balance
  Range of Debt-to-Income Ratios (%)            Home Loans
          5.001%  to   10.000%                           2          $42,694.32                0.02%
         10.001%  to   15.000%                           2           29,977.28                 0.02
         15.001%  to   20.000%                          32        1,141,225.27                 0.66
         20.001%  to   25.000%                         146        4,942,162.80                 2.86
         25.001%  to   30.000%                         362       12,989,797.97                 7.51
         30.001%  to   35.000%                         691       25,717,647.18                14.86
         35.001%  to   40.000%                         922       35,948,600.09                20.78
         40.001%  to   45.000%                       1,040       42,463,481.26                24.54
         45.001%  to   50.000%                       1,033       49,107,498.12                28.38
         50.001%  to   55.000%                          12          606,272.07                 0.35
         55.001%  to   60.000%                           1           44,978.72                 0.03
                                                         -           ---------                 ----
                                Total                4,243     $173,034,335.08              100.00%

The weighted average Debt-to-Income Ratio of the Initial Group I Home Loans as of the Cut-Off Date is approximately 39.71%.



                               Documentation Type

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                                Number of           Principal      Date Aggregate
                                          Initial Group I             Balance   Principal Balance
Documentation Level                            Home Loans
Full Documentation                                  4,243     $173,034,335.08             100.00%
                                                    -----     ---------------             -------
                                Total               4,243     $173,034,335.08             100.00%


--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS        SUPPLEMENT
--------------------------------------------------------------------------------



                                 Occupancy Types

                                                                   Aggregate       Percentage of
------------------------------------  ------------------              Unpaid             Cut-Off
                                               Number of           Principal      Date Aggregate
Occupancy                                Initial Group I             Balance   Principal Balance
(as indicated by Borrower)                    Home Loans


Owner Occupied                                     4,243     $173,034,335.08             100.00%
                                                   -----     ---------------             -------
                                                   4,243     $173,034,335.08             100.00%
                               Total


                                  Loan Purpose

                                                                   Aggregate       Percentage of
------------------------------------  ------------------              Unpaid             Cut-Off
                                               Number of           Principal      Date Aggregate
                                         Initial Group I             Balance   Principal Balance
Loan Purpose                                  Home Loans
Debt Consolidation                                 2,274     $100,774,899.11              58.24%
Cash Out & Debt Consolidation                      1,227       46,773,139.30               27.03
Cash Out                                             687       22,689,128.39               13.11
Rate and Term                                         46        2,405,064.43                1.39
Cash Out & Refinance                                   9          392,103.85                0.23
                                                       -          ----------                ----
                                                   4,243     $173,034,335.08             100.00%
                               Total


                      Disposable Income of Borrowers(1)(2)

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                                Number of           Principal      Date Aggregate
              Range of                    Initial Group I             Balance   Principal Balance
    Disposable Monthly Income of               Home Loans
            Borrower ($)
      $1,000.00   to    $2,000.00                     105       $3,757,162.36               2.17%
      $2,000.01   to    $3,000.00                   1,912       69,568,107.94               40.20
      $3,000.01   to    $4,000.00                   1,197       50,431,445.40               29.15
      $4,000.01   to    $5,000.00                     608       27,898,138.65               16.12
      $5,000.01   to    $6,000.00                     233       11,441,545.38                6.61
      $6,000.01   to    $7,000.00                     104        5,359,144.44                3.10
      $7,000.01   to    $8,000.00                      44        2,274,368.25                1.31
      $8,000.01   to    $9,000.00                      19        1,077,494.40                0.62
      $9,000.01   to    $10,000.00                     10          496,779.39                0.29
     $10,000.01    &    greater                        11          730,148.87                0.42
                                                       --          ----------                ----
                                Total               4,243     $173,034,335.08             100.00%


(1) Determined on a pretax basis by subtracting the borrower's monthly debt service on outstanding debt from the borrower's monthly income.

(2) The weighted average Disposable Monthly Income of the Borrower of the Initial Group I Home Loans as of the Cut-Off Date is approximately $3,563.99.

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  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS        SUPPLEMENT
--------------------------------------------------------------------------------





                  Credit Scores as of the Date of Origination of the Home Loans

                                                                     Aggregate        Percentage of
  -----------------------------------  -------------------              Unpaid              Cut-Off
                                                 Number of           Principal       Date Aggregate
   Range of Credit Scores as of the        Initial Group I             Balance    Principal Balance
   Date of Origination of the Loans             Home Loans

             640  to   659                             409      $17,890,410.92               10.34%
             660  to   679                           1,614       64,685,336.97                37.38
             680  to   699                           1,005       42,171,807.30                24.37
             700  to   719                             654       26,799,264.65                15.49
             720  to   739                             341       13,122,677.67                 7.58
             740  to   759                             160        6,248,773.11                 3.61
             760  to   779                              44        1,482,762.40                 0.86
             780  to   799                              14          567,848.03                 0.33
             800  to   819                               2           65,454.03                 0.04
                                                         -           ---------                 ----
                                Total                4,243     $173,034,335.08              100.00%


The weighted average Credit Score of the Borrower of the Initial Group I Home Loans as of the Cut-Off Date is approximately 687.



The information set forth in the preceding sections is based upon information provided by the Seller and tabulated by the Depositor. The Depositor makes no representation as to the accuracy or completeness of such information.

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



              COLLATERAL SUMMARY - GROUP II LOANS

                                       Home Loan Collateral

   Cut-Off Date                        8/1/00

   Total Outstanding Balance:          $35,798,998.23

   Number of Loans:                    456

   Average Remaining Balance:          $78,506.58  (range: $14,975.84 -
                                       $150,000.00)

   WA Home Loan Rate:                  14.821%  (range: 10.250% - 17.990%)

   Original Weighted Average Term:     265 months

   Remaining Weighted Average Term:    263 months

   Lien Position:                      100.00% second

   WA CLTV Ratio:                      112.68% (range: 69.85% - 125.00%)

   WA FICO Score:                      691

   WA DTI Ratio:                       42.68% (17.60% - 54.77%)

   WA Junior Ratio:                    28.91% (5.18% - 83.22%)

   WA Disposable Income:               $5,880.36

   Documentation:                      100.00% full documentation

   Property Type:                      91.16% single family,
                                       6.20% condo,
                                       2.63% PUD.

   Owner Occupancy:                    100.00% owner occupied

   Geographic Distribution:            CA (57.21%), VA (5.15%).
   (all states >= 5.00%)

   Delinquency Status                  100.00% current

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS        SUPPLEMENT
--------------------------------------------------------------------------------


Initial Group II Home Loan Characteristics


Set forth below is a description of certain characteristics of the Initial Group II Home Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Group II Home Loans are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).




                                  Property Type

                                                                   Aggregate       Percentage of
------------------------------------  ------------------              Unpaid             Cut-Off
                                       Number of Initial           Principal      Date Aggregate
                                                Group II             Balance   Principal Balance
Property Type                                 Home Loans


Single Family                                        420      $32,635,246.12              91.16%
Condo                                                 27        2,220,491.06                6.20
PUD                                                    9          943,261.05                2.63
                                                       -          ----------                ----
                               Total                 456      $35,798,998.23             100.00%






                         Outstanding Principal Balances

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                        Number of Initial           Principal      Date Aggregate
                                                 Group II             Balance   Principal Balance
   Range of Principal Balances ($)             Home Loans
          $0.00   to    $25,000.00                      6         $118,169.25               0.33%
     $25,000.01   to    $50,000.00                     86        3,536,988.56                9.88
     $50,000.01   to    $75,000.00                    146        9,359,559.82               26.14
     $75,000.01   to    $100,000.00                   124       10,783,745.01               30.12
    $100,000.01   to    $125,000.00                    56        6,547,523.09               18.29
    $125,000.01   to    $150,000.00                    38        5,453,012.50               15.23
                                                       --        ------------               -----
                                Total                 456      $35,798,998.23             100.00%

The  average  Principal  Balance  of the  Initial  Group II Home Loans as of the
Cut-Off Date is approximately $78,506.58.


                                        17

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS        SUPPLEMENT
--------------------------------------------------------------------------------



                                Original Balances

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                        Number of Initial           Principal      Date Aggregate
                                                 Group II             Balance   Principal Balance
   Range of Original Balances ($)              Home Loans

          $0.00   to    $25,000.00                      6         $118,169.25               0.33%
     $25,000.01   to    $50,000.00                     85        3,487,003.15                9.74
     $50,000.01   to    $75,000.00                    146        9,334,595.20               26.08
     $75,000.01   to    $100,000.00                   125       10,858,695.04               30.33
    $100,000.01   to    $125,000.00                    56        6,547,523.09               18.29
    $125,000.01   to    $150,000.00                    38        5,453,012.50               15.23
                                                       --        ------------               -----
                                Total                 456      $35,798,998.23             100.00%

The average Original Balance of the Initial Group II Home Loans is approximately
$78,654.39.




                          Combined Loan-to-Value Ratios

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                        Number of Initial           Principal      Date Aggregate
       Range of Combined                         Group II             Balance   Principal Balance
   Loan-to-Value Ratios (%)                    Home Loans
     65.01%   to    70.00%                              1          $29,000.00               0.08%
     80.01%   to    85.00%                              2          209,895.90                0.59
     85.01%   to    90.00%                              6          347,435.71                0.97
     90.01%   to    95.00%                              8          441,770.92                1.23
     95.01%   to    100.00%                            26        1,775,813.07                4.96
    100.01%   to    105.00%                            61        4,529,175.01               12.65
    105.01%   to    110.00%                            87        6,181,980.05               17.27
    110.01%   to    115.00%                            79        5,707,153.96               15.94
    115.01%   to    120.00%                            85        7,368,118.06               20.58
    120.01%   to    125.00%                           101        9,208,655.55               25.72
                                                      ---        ------------               -----
                                Total                 456      $35,798,998.23             100.00%


The minimum and maximum Combined Loan-to-Value Ratios of the Initial Group II Home Loans as of the Cut-Off Date are approximately 69.85% and 125.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial Group II Home Loans as of the Cut-Off Date is approximately 112.68%.

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                           Geographical Distributions

                                                                      Aggregate       Percentage of
-------------------------------------  -------------------               Unpaid             Cut-Off
                                         Number of Initial            Principal      Date Aggregate
                                                  Group II              Balance   Principal Balance
Location                                        Home Loans


California                                             265       $20,481,428.12              57.21%
Virginia                                                23         1,845,174.18                5.15
New Jersey                                              20         1,387,003.16                3.87
Florida                                                 15         1,326,012.28                3.70
New York                                                15         1,301,728.41                3.64
Maryland                                                12         1,142,518.99                3.19
Illinois                                                 9           755,712.03                2.11
Other                                                   97         7,559,421.06               21.12
                                                        --         ------------               -----
                                Total                  456       $35,798,998.23             100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.




                               Junior Ratios(1)(2)

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                        Number of Initial           Principal      Date Aggregate
                                                 Group II             Balance   Principal Balance
  Range of Junior Ratios (%)                   Home Loans
     5.0001%  to   10.0000%                            15         $413,832.11               1.16%
    10.0001%  to   15.0000%                            53        2,289,343.52                6.39
    15.0001%  to   20.0000%                            70        3,860,873.94               10.78
    20.0001%  to   25.0000%                            98        6,905,240.97               19.29
    25.0001%  to   30.0000%                            88        7,387,446.16               20.64
    30.0001%  to   35.0000%                            61        5,996,014.18               16.75
    35.0001%  to   40.0000%                            38        4,525,255.00               12.64
    40.0001%  to   45.0000%                            18        2,329,769.16                6.51
    45.0001%  to   50.0000%                             8        1,102,715.15                3.08
    50.0001%  to   55.0000%                             2          298,087.81                0.83
    55.0001%  to   60.0000%                             2          274,811.50                0.77
    60.0001%  to   65.0000%                             2          285,643.56                0.80
    80.0001%  to   85.0000%                             1          129,965.17                0.36
                                                        -          ----------                ----
                                Total                 456      $35,798,998.23             100.00%


(1) The Junior Ratio of a Home Loan is the ratio (expressed as a percentage) of the outstanding balance of such Home Loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such Home Loan is underwritten.

(2) The weighted average Junior Ratio of the Initial Group II Home Loans as of the Cut-Off Date is approximately 28.91%.

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS        SUPPLEMENT
--------------------------------------------------------------------------------



                                   Loan Rates

                                                                    Aggregate       Percentage of
--------------------------             ------------------              Unpaid             Cut-Off
                                        Number of Initial           Principal      Date Aggregate
                                                 Group II             Balance   Principal Balance
  Range of Loan Rates(%)                       Home Loans

   10.000%  to   10.999%                               10         $674,557.90               1.88%
   11.000%  to   11.999%                               10          702,022.72                1.96
   12.000%  to   12.999%                               20        1,449,369.27                4.05
   13.000%  to   13.999%                               67        5,671,949.58               15.84
   14.000%  to   14.999%                              169       13,690,299.61               38.24
   15.000%  to   15.999%                              105        8,369,419.81               23.38
   16.000%  to   16.999%                               74        5,156,568.67               14.40
   17.000%  to   17.999%                                1           84,810.67                0.24
                                                        -           ---------                ----
                                Total                 456      $35,798,998.23             100.00%

The  weighted  average  Loan Rate of the  Initial  Group II Home Loans as of the
Cut-Off Date is approximately 14.821%.


                     Months Remaining to Scheduled Maturity

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                        Number of Initial           Principal      Date Aggregate
                                                 Group II             Balance   Principal Balance
   Range of Remaining Terms                    Home Loans
         61   to   120                                  1          $55,000.00               0.15%
        121   to   180                                144        9,800,129.98               27.38
        181   to   240                                 16        1,245,723.26                3.48
        241   to   300                                295       24,698,144.99               68.99
                                                      ---       -------------               -----
                                Total                 456      $35,798,998.23             100.00%



The weighted average months remaining to scheduled maturity of the Initial Group II Home Loans as of the Cut-Off Date is approximately 263 months.

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                  Lien Priority

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                        Number of Initial           Principal      Date Aggregate
                                                 Group II             Balance   Principal Balance
Lien Position                                  Home Loans


Second                                                456      $35,798,998.23             100.00%
                                                      ---      --------------             -------
                                Total                 456      $35,798,998.23             100.00%




                              Debt-to-Income Ratios

                                                                     Aggregate        Percentage of
  -----------------------------------  -------------------              Unpaid              Cut-Off
                                         Number of Initial           Principal       Date Aggregate
                                                  Group II             Balance    Principal Balance
  Range of Debt-to-Income Ratios (%)            Home Loans
         15.001%  to   20.000%                           2         $105,687.31                0.30%
         20.001%  to   25.000%                           8          737,240.87                 2.06
         25.001%  to   30.000%                          19        1,651,121.61                 4.61
         30.001%  to   35.000%                          38        2,874,639.20                 8.03
         35.001%  to   40.000%                          53        4,012,436.20                11.21
         40.001%  to   45.000%                         123        9,430,911.22                26.34
         45.001%  to   50.000%                         208       16,570,362.54                46.29
         50.001%  to   55.000%                           5          416,599.28                 1.16
                                                         -          ----------                 ----
                                Total                  456      $35,798,998.23              100.00%

The weighted average Debt-to-Income Ratio of the Initial Group II Home Loans as of the Cut-Off Date is approximately 42.68%.




                               Documentation Type

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                        Number of Initial           Principal      Date Aggregate
                                                 Group II             Balance   Principal Balance
Documentation Level                            Home Loans
Full Documentation                                    456      $35,798,998.23             100.00%
                                                      ---      --------------             -------
                                Total                 456      $35,798,998.23             100.00%




--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS        SUPPLEMENT
--------------------------------------------------------------------------------


                                 Occupancy Types

                                                                   Aggregate       Percentage of
------------------------------------  ------------------              Unpaid             Cut-Off
                                       Number of Initial           Principal      Date Aggregate
Occupancy                                       Group II             Balance   Principal Balance
(as indicated by Borrower)                    Home Loans

Owner Occupied                                       456      $35,798,998.23             100.00%
                                                     ---      --------------             -------
                                                     456      $35,798,998.23             100.00%
                               Total


                                  Loan Purpose

                                                                   Aggregate       Percentage of
------------------------------------  ------------------              Unpaid             Cut-Off
                                       Number of Initial           Principal      Date Aggregate
                                                Group II             Balance   Principal Balance
Loan Purpose                                  Home Loans
Debt Consolidation                                   217      $17,622,136.22              49.23%
Cash Out & Debt Consolidation                        154       11,825,906.00               33.03
Cash Out                                              77        5,643,619.72               15.76
Rate and Term                                          6          562,495.66                1.57
Cash Out & Refinance                                   2          144,840.63                0.40
                                                       -          ----------                ----
                                                     456      $35,798,998.23             100.00%
                               Total


                      Disposable Income of Borrowers(1)(2)

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                        Number of Initial           Principal      Date Aggregate
              Range of                           Group II             Balance   Principal Balance
    Disposable Monthly Income of               Home Loans
            Borrower ($)
      $2,000.01   to    $3,000.00                      11         $632,497.75               1.77%
      $3,000.01   to    $4,000.00                     109        7,577,791.60               21.17
      $4,000.01   to    $5,000.00                     129        9,712,567.56               27.13
      $5,000.01   to    $6,000.00                      74        6,159,794.09               17.21
      $6,000.01   to    $7,000.00                      52        4,265,953.48               11.92
      $7,000.01   to    $8,000.00                      30        2,459,855.09                6.87
      $8,000.01   to    $9,000.00                      11        1,048,341.85                2.93
      $9,000.01   to    $10,000.00                     11          980,691.53                2.74
     $10,000.01    &    greater                        29        2,961,505.28                8.27
                                                       --        ------------                ----
                                Total                 456      $35,798,998.23             100.00%


(1) Determined on a pretax basis by subtracting the borrower's monthly debt service on outstanding debt from the borrower's monthly income.

(2) The weighted average Disposable Monthly Income of the Borrower of the Initial Group II Home Loans as of the Cut-Off Date is approximately $5,880.36.

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS        SUPPLEMENT
--------------------------------------------------------------------------------


                  Credit Scores as of the Date of Origination of the Home Loans

                                                                     Aggregate        Percentage of
  -----------------------------------  -------------------              Unpaid              Cut-Off
                                         Number of Initial           Principal       Date Aggregate
   Range of Credit Scores as of the               Group II             Balance    Principal Balance
   Date of Origination of the Loans             Home Loans


             640  to   659                              43       $2,999,110.29                8.38%
             660  to   679                             153       11,027,868.59                30.80
             680  to   699                             104        8,464,592.79                23.64
             700  to   719                              88        7,696,275.18                21.50
             720  to   739                              40        3,227,094.42                 9.01
             740  to   759                              18        1,491,097.43                 4.17
             760  to   779                               9          817,981.61                 2.28
             780  to   799                               1           74,977.92                 0.21
                                                         -           ---------                 ----
                                Total                  456      $35,798,998.23              100.00%



The weighted average Credit Score of the Borrower of the Initial Group II Home Loans as of the Cut-Off Date is approximately 691.



The information set forth in the preceding sections is based upon information provided by the Seller and tabulated by the Depositor. The Depositor makes no representation as to the accuracy or completeness of such information.

--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------
                               SENSITIVITY TABLES



Class A-I-1 (to call)
---------------------------------------------------------------------------------------------------
PPC                                        0%        50%       75%       100%       125%      150%
---------------------------------------------------------------------------------------------------
Average Life (years)                     5.36       1.53      1.19       1.00       0.88      0.79
Modified Duration (years)                4.11       1.39      1.10       0.93       0.82      0.74
First Principal Payment               9/18/00    9/18/00   9/18/00    9/18/00    9/18/00   9/18/00
Last Principal Payment                6/18/10    9/18/03  12/18/02    7/18/02    4/18/02   1/18/02
Principal Lockout (months)                  0          0         0          0          0         0
Principal Window (months)                 118         37        28         23         20        17
Illustrative Yield @ Par (30/360)       6.96%      6.96%     6.96%      6.96%      6.96%     6.96%
---------------------------------------------------------------------------------------------------

Class A-I-2 (to call)
---------------------------------------------------------------------------------------------------
PPC                                        0%        50%       75%       100%       125%      150%
---------------------------------------------------------------------------------------------------
Average Life (years)                    17.56      10.11      7.88       6.41       5.34      4.54
Modified Duration (years)                8.95       6.33      5.34       4.59       4.00      3.53
First Principal Payment               6/18/10    9/18/03  12/18/02    7/18/02    4/18/02   1/18/02
Last Principal Payment                5/18/24   11/18/18   3/18/15   12/18/12    1/18/11   6/18/09
Principal Lockout (months)                117         36        27         22         19        16
Principal Window (months)                 168        183       148        126        106        90
Illustrative Yield @ Par (30/360)       8.02%      8.00%     7.99%      7.98%      7.97%     7.96%
---------------------------------------------------------------------------------------------------

Class A-II-1 (to call)
---------------------------------------------------------------------------------------------------
PPC                                        0%        50%       75%       100%       125%      150%
---------------------------------------------------------------------------------------------------
Average Life (years)                     6.19       1.57      1.20       1.00       0.87      0.78
Modified Duration (years)                4.62       1.42      1.10       0.93       0.81      0.73
First Principal Payment               9/18/00    9/18/00   9/18/00    9/18/00    9/18/00   9/18/00
Last Principal Payment                8/18/11   11/18/03  12/18/02    7/18/02    4/18/02   1/18/02
Principal Lockout (months)                  0          0         0          0          0         0
Principal Window (months)                 132         39        28         23         20        17
Illustrative Yield @ Par (30/360)       6.96%      6.96%     6.96%      6.96%      6.96%     6.96%
---------------------------------------------------------------------------------------------------

Class A-II-2 (to call)
---------------------------------------------------------------------------------------------------
PPC                                        0%        50%       75%       100%       125%      150%
---------------------------------------------------------------------------------------------------
Average Life (years)                    18.68      10.44      8.03       6.49       5.38      4.56
Modified Duration (years)                9.21       6.44      5.39       4.62       4.01      3.53
First Principal Payment               8/18/11   11/18/03  12/18/02    7/18/02    4/18/02   1/18/02
Last Principal Payment                5/18/24   11/18/18   3/18/15   12/18/12    1/18/11   6/18/09
Principal Lockout (months)                131         38        27         22         19        16
Principal Window (months)                 154        181       148        126        106        90
Illustrative Yield @ Par (30/360)       8.07%      8.06%     8.04%      8.03%      8.02%     8.01%
---------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
  GMAC Home Loan-Backed Term Notes, Series 2000-HLTV2: Computational Materials
--------------------------------------------------------------------------------

                               SENSITIVITY TABLES


Class A-I-1 (to maturity)
---------------------------------------------------------------------------------------------------
PPC                                        0%        50%       75%       100%       125%      150%
---------------------------------------------------------------------------------------------------
Average Life (years)                     5.36       1.53      1.19       1.00       0.88      0.79
Modified Duration (years)                4.11       1.39      1.10       0.93       0.82      0.74
First Principal Payment               9/18/00    9/18/00   9/18/00    9/18/00    9/18/00   9/18/00
Last Principal Payment                6/18/10    9/18/03  12/18/02    7/18/02    4/18/02   1/18/02
Principal Lockout (months)                  0          0         0          0          0         0
Principal Window (months)                 118         37        28         23         20        17
Illustrative Yield @ Par (30/360)       6.96%      6.96%     6.96%      6.96%      6.96%     6.96%
---------------------------------------------------------------------------------------------------

Class A-I-2 (to maturity)
---------------------------------------------------------------------------------------------------
PPC                                        0%        50%       75%       100%       125%      150%
---------------------------------------------------------------------------------------------------
Average Life (years)                    17.63      10.48      8.33       6.80       5.70      4.88
Modified Duration (years)                8.96       6.40      5.45       4.71       4.13      3.67
First Principal Payment               6/18/10    9/18/03  12/18/02    7/18/02    4/18/02   1/18/02
Last Principal Payment                7/18/25    3/18/25   8/18/24    3/18/23   12/18/20   6/18/18
Principal Lockout (months)                117         36        27         22         19        16
Principal Window (months)                 182        259       261        249        225       198
Illustrative Yield @ Par (30/360)       8.02%      8.01%     8.00%      8.00%      7.99%     7.98%
---------------------------------------------------------------------------------------------------

Class A-II-1 (to maturity)
---------------------------------------------------------------------------------------------------
PPC                                        0%        50%       75%       100%       125%      150%
---------------------------------------------------------------------------------------------------
Average Life (years)                     6.19       1.57      1.20       1.00       0.87      0.78
Modified Duration (years)                4.62       1.42      1.10       0.93       0.81      0.73
First Principal Payment               9/18/00    9/18/00   9/18/00    9/18/00    9/18/00   9/18/00
Last Principal Payment                8/18/11   11/18/03  12/18/02    7/18/02    4/18/02   1/18/02
Principal Lockout (months)                  0          0         0          0          0         0
Principal Window (months)                 132         39        28         23         20        17
Illustrative Yield @ Par (30/360)       6.96%      6.96%     6.96%      6.96%      6.96%     6.96%
---------------------------------------------------------------------------------------------------

Class A-II-2 (to maturity)
---------------------------------------------------------------------------------------------------
PPC                                        0%        50%       75%       100%       125%      150%
---------------------------------------------------------------------------------------------------
Average Life (years)                    18.78      10.88      8.55       6.93       5.76      4.91
Modified Duration (years)                9.23       6.53      5.53       4.76       4.15      3.68
First Principal Payment               8/18/11   11/18/03  12/18/02    7/18/02    4/18/02   1/18/02
Last Principal Payment                8/18/25    3/18/25   8/18/24    3/18/23   11/18/20   4/18/18
Principal Lockout (months)                131         38        27         22         19        16
Principal Window (months)                 169        257       261        249        224       196
Illustrative Yield @ Par (30/360)       8.07%      8.06%     8.06%      8.05%      8.04%     8.03%

--------------------------------------------------------------------------------------------------


  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                           BEAR STEARNS